Exhibit 99.2

Trustmark

First Quarter Financial Results

April 28, 2026

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates, conditions and changes, including volatility, in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration's policies, changes to the credit rating of U.S. Government securities and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Performance Reflects Continued Loan and Deposit Growth, Stable Credit Quality, Expanded Fee Income, and Disciplined Noninterest Expense Management

Balance Sheet

- Loans held for investment (HFI) increased $203.7 million, or 1.5%, linked-quarter, and $636.5 million, or 4.8%, year-over-year
- Deposits expanded $212.7 million, or 1.4%, linked-quarter and $631.8 million, or 4.2%, year-over-year; cost of total deposits declined 9 basis points linked-quarter to 1.63%

Profitable Revenue Generation

- Net income totaled $56.1 million in the first quarter, representing diluted EPS of $0.95
- ROAA of 1.20% and ROATE of 12.58% in the first quarter
- Revenue in the first quarter totaled $202.9 million, a seasonal decrease of 0.6% linked-quarter and an increase of 4.2% year-over-year
- Net interest income (FTE) in the first quarter totaled $163.5 million, resulting in a net interest margin of 3.81%
- Noninterest income totaled $42.3 million in the first quarter, up 2.7% linked-quarter

Expense Management

- Noninterest expense in the first quarter totaled $132.2 million, unchanged from the prior quarter
- Salaries and employee benefits expense in the first quarter declined 1.1% linked-quarter

Credit Quality

- Net charge-offs totaled $1.3 million, representing 0.04% of average loans in the first quarter
- Net provision for credit losses totaled $2.7 million in the first quarter
- Allowance for credit losses (ACL) represented 1.16% of loans HFI and 200.69% of nonaccrual loans, excluding individually analyzed credits at March 31, 2026

Capital Management

- Maintained strong capital position with CET1 ratio of 11.70% and total risk-based capital ratio of 14.37% at March 31, 2026
- Repurchased $19.8 million, or approximately 477 thousand shares, of common stock during the first quarter
- Tangible book value per share of $30.58 at March 31, 2026, up 1.0% from the prior quarter and 10.1% from the prior year
- Board of Directors declared quarterly cash dividend of $0.25 per share payable June 15, 2026, to shareholders of record on June 1, 2026

At March 31, 2026	
Total Assets	$19.0 billion
Loans (HFI)	$13.9 billion
Total Deposits	$15.7 billion
Banking Centers	166

	Q1-26	Q4-25	Q1-25
Net Income ($ in millions)	$56.1	$57.9	$53.6
EPS – Diluted	$0.95	$0.97	$0.88
ROAA	1.20%	1.23%	1.19%
ROATE	12.58%	12.82%	13.13%
Dividends / Share	$0.25	$0.24	$0.24
TE/TA	9.62%	9.61%	9.39%

Source: Company reports

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions) (1)	3/31/2026	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,206	$ 61	$ (116)
Secured by 1-4 family residential prop.	3,060	4	86
Secured by nonfarm, nonresidential prop.	3,289	(15)	(244)
Other real estate secured	2,079	(45)	203
Commercial and industrial loans	2,166	167	401
Consumer loans	155	(4)	0
State and other political subdivision loans	1,060	(2)	85
Other Loans & Leases	863	39	222
Total LHFI	$ 13,878	$ 204	$ 637

Loan Portfolio Composition 03/31/26(1)



Other RE, 15%
Nonfarm,Nonres, 24%
C&I, 16%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 6%
Construction, Land Dev, 9%
1-4 Residential, 22%

Loans HFI by Quarter



$13,241
$13,465
$13,548
$13,674
$13,878
Dollar Change:
$224
$83
$126
$204
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26

- Portfolio exhibits diversity by product type, geography, and industry
- Strong loan growth while maintaining solid credit quality
- Toal loans to NDFIs of $285 million (2% of loans):
  - $66 million to mortgage credit intermediaries
  - $127 million to business credit intermediaries(2)
  - $34 million to consumer credit intermediaries
  - $58 million to other non-depository financial institutions
- Minimal lending to private credit with 6 long term relationships, of which only $55 million is funded (< .5% of total loans)(3)

Source: Company reports
(1) Totals and percentages may not foot due to rounding.
(2) This figure includes the referenced private credit in the last bullet below
(3) Defined as direct loans made to mid-market businesses typically by non-bank vehicles such as private debt and Business Development Companies

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	03/31/26	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 241	5%
1-4 Family Construction	319	6%
Other Construction	646	13%
Total Construction, Land Development and Other Land Loans	**$ 1,206**	**23%**
Retail	267	5%
Offices	189	4%
Hotels/Motels	233	5%
Industrial	541	11%
Senior Living	207	4%
Other	473	9%
Total Non-owner Occupied & REITs	**$ 1,910**	**37%**
Multi-Family[3]	2,016	39%
Total CRE	**$ 5,132**	**100%**

CRE Portfolio

- Focus on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	03/31/26	% of Offices Portfolio
Construction	$ 3	2%
Existing	189	98%
Total Offices	**$ 192**	**100%**
Offices (CRE) as % of LHFI	1.4%	
Average Loan Balance	$1.5 million	
YTD Office NCOs/Average Loans	0.00%	
Office Delinquencies/Total Offices	0.00%	
Office NPL/Total Offices	0.00%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - Weighted average occupancy of investment grade tenants is 48%
  - Less than 10% lease turnover in each year from 2026-2028
  - Weighted average vacancies of 2%
  - Weighted average LTV of 67%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Commercial Loan Portfolio Detail

Commercial Portfolio (1)(2) ($ in millions)	03/31/26	% of Commercial Portfolio
Manufacturing	$ 479	16%
Wholesale Trade	387	13%
Real Estate & Rental & Leasing	362	12%
Construction	323	11%
Finance & Insurance	275	9%
Professional, Scientific & Technical Services	206	7%
Transportation & Warehousing	176	6%
Admin & Support & Waste Mgt & Remediation Services	173	6%
Health Care & Social Assistance	132	4%
Retail Trade	131	4%
Information	97	3%
Other	278	9%
Total	**$ 3,017**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $734 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 16%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding

Allowance for Credit Losses

($ in millions)



$157
$2
$3
-$2
$160
Net impact of quantitative changes including loan growth, changes in the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration and adjustments to the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 12/31/25
ACL 3/31/26

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.16% of loans HFI and 200.69% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $1.3 million in the first quarter and represented 0.04% of average loans
- Nonaccrual loans increased $12.3 million in the first quarter; the increase was primarily attributable to one commercial credit. Nonaccrual loans remain at a reasonable level.
- Nonperforming assets increased $12.7 million linked-quarter and $9.1 million year-over-year; nonperforming assets represented 0.73% of total loans and ORE at March 31, 2026



Nonperforming Assets(1)
(in millions)
$95
$8
$87
$90
$9
$81
$92
$8
$84
$91
$7
$84
$104
$7
$97
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/Nonaccrual Loans(2)
296%
272%
240%
209%
201%
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26

Source: Company reports
(1) Totals may not foot due to rounding
(2) Nonaccrual Loans excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)[1]					Change		
	3/31/2026		LQ		Y-o-Y		
Interest Checking	$	4,858	$	132	$	242
Noninterest Bearing DDA		3,096		59		26
Time Deposits		3,466		(6)		274
Savings		987		17		(16)
MMDA		3,305		11		106
Total Deposits	**$**	**15,713**	**$**	**213**	**$**	**632**

Deposit Mix – Average Balance Q1-26[1]
($ in millions)



$14,998
$15,158
$15,358
$15,597
$15,596
20%
21%
21%
20%
19%
80%
79%
79%
80%
81%
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Interest-bearing
Noninterest-bearing

Deposit Cost & Cumulative Beta



Actual
Forecast
2.01%
1.99%
1.98%
1.89%
1.83%
1.80%
1.84%
1.72%
1.63%
1.60%
41%
45%
39%
36%
36%
38%
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Q2-26
TRMK Beta
KRX Median Deposit Cost
TRMK Cost

- Deposits totaled $15.7 billion at March 31, 2026, an increase of $212.7 million, or 1.4%, linked-quarter and $631.8 million, or 4.2%, year-over-year
- Personal and commercial deposits totaled $13.4 billion at March 31, 2026, a decrease of $45.2 million, or 0.3%, linked-quarter and an increase of $515.6 million, or 4.0%, year-over-year
- Public fund deposits totaled $2.0 billion at March 31, 2026, an increase of $207.9 million, or 11.7%, linked-quarter and $44.6 million, or 2.3%, year-over-year
- Brokered deposits totaled $359.5 million at March 31, 2026, an increase of $50.0 million linked-quarter and $71.6 million year-over-year, to represent 2.3% of total deposits
- Cost of interest-bearing deposits in the first quarter totaled 2.02%, down 14 basis points from the prior quarter
- Total cost of deposits was 1.63% in the first quarter, down 9 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.

Trustmark

Income Statement Highlights – Net Interest Income

Net Interest Income – FTE ($ in millions)


$155
$161
$165
$166
$164
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Net Interest Income

Yields and Costs[1]


6.15%
6.19%
6.21%
6.06%
5.93%
3.75%
3.81%
3.83%
3.81%
3.81%
3.46%
3.46%
3.50%
3.46%
3.57%
2.43%
2.42%
2.44%
2.29%
2.15%
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Loan Yield
NIM
Securities Yield
Cost of IBL

Net Interest Margin


3.81%
-0.21%
Asset Rate/Volume
0.13%
Liability Rate/Volume
0.08%
# of Days in Qtr
3.81%
Q4-25 NIM
Q1-26 NIM

- Net interest income (FTE) totaled $163.5 million in the first quarter, resulting in a net interest margin of 3.81%, unchanged from the prior quarter
- Securities yield was 3.57%, up 11 basis points linked-quarter and year-over-year
- Cost of interest-bearing liabilities was 2.15% in the first quarter, down 14 basis points linked-quarter and 28 basis points year-over-year

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 03/31/26

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 53% variable rate
- Active interest rate swap hedge notional at quarter end was $705 million with a weighted average received fix rate of 3.29% and active floor notional was $75 million with a SOFR rate of 3.50%
- Active cash flow hedge notional of $780 million has an effective weighted average maturity of 3.6 years including effect of forward settle notional of $730 million in interest rate swaps and $50 million in interest rate floors

Loans by Rate Index[1,2]



Book Balance: $14.2B
Yield[3]: 5.93%
Prime, 9%
Fixed, 38%
Variable (<= 1-month), 43%
Hybrid ARMs, 9%
Variable (> 1-month), 2%

Hedge Notional [2][4]



$93
$765
3.34%
$113
$743
3.44%
$81
$650
3.53%
3.56%
$16
$430
3.61%
$177
3.72%
$21
2026
2027
2028
2029
2030
2031
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Income Statement Highlights – Noninterest Income

Noninterest Income[1] ($ in millions)		Q1-26	Change LQ		Change Y-o-Y
Service Charges on Deposit Accounts	$	10.7	$ (0.5)	$	0.0
Bank Card and Other Fees		8.0	(0.7)		0.3
Mortgage Banking, net		8.9	1.4		0.2
Wealth Management		10.4	(0.7)		0.9
Other, net		4.4	1.6		(1.6)
Total Noninterest Income	$	42.3	$ 1.1	$	(0.2)

Noninterest Income – Q1-26[1]



Other, net, 10%
Service Charges on Deposit Accounts, 25%
Wealth Management, 25%
Mortgage Banking, net, 21%
Bank Card and Other Fees, 19%

Noninterest Income[1]
($ in millions)



$43
$11
$8
$9
$10
$6
$40
$11
$9
$9
$10
$2
$40
$11
$8
$8
$10
$2
$41
$11
$9
$8
$11
$3
$42
$11
$8
$9
$10
$4
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the first quarter totaled $42.3 million, a $1.1 million increase linked-quarter and a decrease of $239 thousand from the prior year
- Mortgage banking, net totaled $8.9 million in the first quarter, an increase of $1.4 million linked-quarter and $163 thousand year-over-year
- Wealth Management revenue in the first quarter totaled $10.4 million, a decrease of $740 thousand from the prior quarter and an increase of $850 thousand year-over-year

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense totaled $132.2 million in the first quarter, unchanged from the prior quarter
- Salaries and employee benefits in the first quarter totaled $74.2 million, a decrease of $837 thousand, or 1.1%, linked-quarter and reflected reductions in incentives and commissions which were offset in part by increased employee benefits expense and a seasonal increase in payroll taxes
- Services and fees totaled $27.9 million in the first quarter, an increase of $575 thousand, or 2.1%, linked-quarter, and is attributable principally to data processing, communications, and advertising expense offset in part by reduced outsourcing and professional fees
- Other expense in the first quarter totaled $15.1 million, an increase of $138 thousand, or 0.9%, linked-quarter principally attributable to other miscellaneous expense offset in part by lower other real estate expense, net and loan expense

Noninterest Expense(1) ($ in millions)		Change	
	Q1-26	LQ	Y-o-Y
Salaries & Benefits	$ 74.2	$ (0.8)	$ 5.8
Services & Fees	27.9	0.6	1.7
Net Occupancy - Premises	7.8	(0.0)	0.4
Equipment Expense	7.0	0.1	0.7
Other Expense	15.1	0.1	(0.4)
Total Noninterest Expense	$ 132.2	$ (0.0)	$ 8.1

Noninterest Expense ($ in millions)(1)



$124
$68
$26
$7
$6
$16
Q1-25
$125
$68
$27
$8
$6
$16
Q2-25
$131
$72
$29
$8
$6
$16
Q3-25
$132
$75
$27
$8
$7
$15
Q4-25
$132
$74
$28
$8
$7
$15
Q1-26
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Capital Management

Capital ratios remained strong, and share repurchase activity continued

- Capital position remained strong with a CET1 ratio of 11.70% and a total risk-based capital ratio of 14.37% at March 31, 2026
- During the first quarter of 2026, Trustmark repurchased $19.8 million, or approximately 477 thousand common shares, which represented 0.8% of shares outstanding at year end 2025
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2026, under which $100.0 million of Trustmark's outstanding shares may be acquired through December 31, 2026. The repurchase program, which is subject to market conditions and management discretion, will continue to be implemented through open market repurchases or privately negotiated transactions.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.25 per share payable June 15, 2026, to shareholders of record on June 1, 2026.



Capital Ratios
9.39%
11.63%
14.10%
9.50%
11.70%
14.15%
9.64%
11.88%
14.33%
9.61%
11.72%
14.41%
9.62%
11.70%
14.37%
Q1-25
Q2-25
Q3-25
Q4-25
Q1-26
TE/TA
CET1
Total Risk-Based Capital

Source: Company reports

2026 Full Year Expectations

		FY 2026 Expectations[1]	Guidance 2Q-26	2025 Actual
Balance Sheet	Loans HFI	Increase mid single digits	**Affirmed**	$13.7 billion
	Deposits, excluding brokered deposits	Increase mid single digits	**Affirmed**	$15.2 billion
	Securities	Remain stable	**Affirmed**	$3.1 billion
Net Interest Income	Net Interest Margin	Range of 3.80% to 3.85%	**Affirmed**	3.80%
	Net Interest Income (FTE)	Increase mid single digits	**Affirmed**	$647.2 million
Credit	Total Provision for Credit Losses, including off-balance sheet credit exposure	Normalizing	**Affirmed**	$12.9 million
Noninterest Income	Noninterest Income	Increase mid single digits	**Affirmed**	$163.6 million
Noninterest Expense	Noninterest Expense	Increase mid single digits	**Affirmed**	$512.2 million

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices